SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 19, 2010

Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

1775 Sherman Street, Suite 3000, Denver, CO  80203
Address of Principal Executive Offices

303-860-5800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Compensation.

On April 19, 2010, the Board of Directors of Petroleum Development Corporation (“Company”) set the compensation for non-employee members of the Board of Directors for the 2010 – 2011 Board year commencing on July 1, 2010.  Additionally, the Compensation Committee (“Committee”) of the Board of Directors, after a review of performance and competitive market data, finalized the following 2010 compensation matters for the Company’s current executive officers:  base salaries, target Short-Term Incentive cash bonuses, and Long-Term Incentive grants under the Company's 2004 Long-Term Equity Compensation Plan.

The following table sets forth the new annual compensation levels of the non-employee directors.

BOARD MEMBER COMPENSATION (2010 – 2011 Board Year)	COMPENSATION

Annual Retainer	$ 55,000
Lead Director	$ 27,500
Stock Compensation	$110,000*

COMMITTEE MEMBER FEES

Executive Committee	$5,000
Audit Committee Chair Other Member	$27,500 $10,000
Compensation Committee Chair Other Member	$12,000 $6,000
Nominating and Governance Committee Chair Other Member	$12,000 $6,000
Planning and Finance Committee Chair Other Member	$12,000 $6,000

* The number of shares of restricted stock to be issued will be based on the average closing stock price for the 15 business days beginning 10 days prior to the date of the 2010 Annual Shareholder Meeting.

A portion of the new stock compensation in the form of restricted stock for the Board year 2010 – 2011 will be issued under the Company's 2005 Non-Employee Director Restricted Stock Plan on the date of the 2010 Annual Shareholder Meeting and will vest on July 1, 2011.  The remaining shares will be issued under a new 2010 Long-Term Equity Compensation Plan being proposed to shareholders.  Shares issued under the 2010 Plan will vest annually pro rata over a 3-year vesting period.

The following table sets forth the 2010 annual base salary for each of the executive officers.

NAME AND POSITION	BASE SALARY

Richard W. McCullough Chairman and Chief Executive Officer	$550,000
Gysle R. Shellum Chief Financial Officer	$275,000
Barton R. Brookman Senior Vice President Exploration and Production	$290,000
Daniel W. Amidon General Counsel and Secretary	$260,000
Lance Lauck Senior Vice President Business Development	$235,000

The Committee has previously disclosed the five metrics for the Company’s Short-Term Incentive cash bonus program for 2010.  These metrics represent the threshold, target and stretch amounts that an executive officer can achieve if he meets the Committee’s established performance criteria.  The following are percentages of base salary achievable as a Short-Term Incentive cash bonus.

EXECUTIVE OFFICER	THRESHOLD	TARGET	STRETCH

Richard W. McCullough	0%	100%	200%
Gysle R. Shellum	0%	60%	100%
Barton R. Brookman	0%	60%	100%
Daniel W. Amidon	0%	55%	100%
Lance Lauck	0%	50%	100%

The Committee also determined executive officer awards of restricted stock and stock-settled stock appreciation rights (“SARs”) for 2010 under the Company’s 2004 Long-Term Equity Compensation Plan.  The grants of restricted stock were established with four-year ratable annual vesting on April 19 of each year with the first vesting on April 19, 2011.

EXECUTIVE OFFICER	RESTRICTED STOCK	SARs

Richard W. McCullough	43,566	25,371
Gysle R. Shellum	14,578	8,490
Barton R. Brookman	14,243	8,295
Daniel W. Amidon	13,405	7,807
Lance Lauck	12,567	7,319

Other restrictions and conditions of the awards include:

•	Vesting of any unvested restricted stock and SARs will be accelerated in the event of termination of employment resulting from the death or disability of the executive.

•
Termination of employment for any reason other than death or disability, by the Company for a reason other than cause or by the executive for good reason, will result in the termination of the right of the executive to any remaining rights to unvested shares of restricted stock or SARs.

Amended and Restated  Employment Agreements.

On April 19, 2010, in consideration of the 2010 annual compensation adjustments, each of Messrs. McCullough, Shellum, Brookman, Amidon and Lauck entered into amended employment agreement with the Company (each individually, an “Amended Agreement” and collectively, the “Amended Agreements”).  The primary purpose of the Amended Agreements was to provide for a “double trigger” change of control provision in place of the “single trigger,” and to make other amendments related thereto.

In April 2009, the Company’s Compensation Committee publicly committed to use its best efforts to negotiate with the Company’s executive officers to remove any “single trigger” change in control provisions in their employment agreements. A “single trigger” change in control provision permits the executive to terminate his employment for any reason after a change of control and receive a severance benefit.  A “double trigger” change in control provision requires that the executive be involuntarily terminated without "Just Cause," as defined in the Amended Agreement, by the Company or the executive terminates his employment with the Company for “Good Reason,” as defined in the Amended Agreement.

Each of the Amended Agreements replaced the “single trigger” change of control provision with a “double trigger” change in control provision.  The double trigger event has to occur within two years of the date of the change in control in order for the executive officer to receive the severance benefits.  The Amended Agreements now provide that in the event the total severance benefit paid to an executive officer exceeds the maximum amount that can be paid without triggering an excise tax under Section 4999 of the Internal Revenue Code, then the amount payable to the executive officer shall be reduced to a level so that no excise tax is payable.

In addition, the Amended Agreement for each of Messrs. McCullough and Amidon (1) eliminated the Company’s contractual obligation to provide for reimbursement of medical expenses that are not covered under the Company’s medical plan and (2) now require a General Release before severance benefits are paid in the event of the termination of the executive officer by the Company without Just Cause, termination by the executive officer for Good Reason, or termination of the executive officer following a change of control.

The termination date under the Amended Agreements, unless otherwise extended, is December 31, 2011.

    The summary of the Agreements in this Current Report on Form 8-K is qualified in its entirety to the full text of the Agreements, the same being attached hereto as Exhibits 10.1 – 10.5 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
10.1	Employment Agreement by and between Petroleum Development Corporation and Richard W. McCullough effective April 1, 2010 and entered into on April 19, 2010.
10.2	Employment Agreement by and between Petroleum Development Corporation and Gysle R. Shellum effective April 1, 2010 and entered into on April 19, 2010.
10.3	Employment Agreement by and between Petroleum Development Corporation and Daniel W. Amidon effective April 1, 2010 and entered into on April 19, 2010.
10.4	Employment Agreement by and between Petroleum Development Corporation and Lance Lauck effective April 1, 2010 and entered into on April 19, 2010.
10.5	Employment Agreement by and between Petroleum Development Corporation and Barton R. Brookman effective April 1, 2010 and entered into on April 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	April 23, 2010

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chairman and Chief Executive Officer